SECURED NOTES	12 Months Ended
Dec. 31, 2024
SECURED NOTES
SECURED NOTES
7.	SECURED NOTES

On August 14, 2023, the Company participated in a brokered note offering completed by Maritime Resources Corp. (“Maritime”) consisting of the issuance of non‐convertible senior secured notes (the “Notes”) and common share purchase warrants. The Notes mature on August 14, 2025 (the “Initial Maturity Date”). The Company subscribed for 2,000 notes with a face value of US$1,000 each. The Notes were issued at a 2.0% original issue discount on the principal amount of the Notes for a gross investment of US$1,960,000 (CAD$2,638,500).

The Notes bear interest at a rate equal to the Secured Overnight Financing Rate (“SOFR”) plus 6% per annum, payable quarterly in arrears. The Initial Maturity Date of the Notes can be extended to August 14, 2026 (the “Extended Maturity Date”) at the election of Maritime subject to the approval of holders of at least 65% of the principal amount of the Notes then outstanding. In the event of such an extension, Maritime will pay an extension fee to note holders equal to 3% of the aggregate principal amount of the Notes then outstanding (the “Extension Fee”) and the interest rate on the Notes will increase to SOFR plus 9% until the Extended Maturity Date. Maritime may elect to pay the Extension Fee by issuing Maritime’s common shares at the market price on the trading day prior to the maturity date, subject to the approval of the TSX Venture exchange.

Pursuant to certain conditions set out in the Note indenture, including the approval of Noteholders holding at least 65% of the principal amount of the Notes then outstanding, Maritime has the option to satisfy interest payments under the Notes by issuing shares (“Interest Shares”) having a deemed value equal to 90% of the market price as of the date of a news release announcing Maritime’s intention to issue the Interest Shares, subject to the approval of the exchange.

The indebtedness under the Notes may be redeemed in whole or in part at the option of Maritime for cash consideration equal to 113% of the aggregate amount of indebtedness if the Notes are redeemed on or prior to August 14, 2024, or 100% of the aggregate amount of indebtedness if redeemed after the date that is 12 months after the issuance date.

The Notes are secured by a general security interest over Maritime and rank senior to all existing and future indebtedness of Maritime.

Based on the business model in which the secured notes are held and the characteristics of their contractual cash flows, the secured notes are classified as a financial instrument at fair value through profit and loss ("FVTPL") in accordance with IFRS 9 “Financial Instruments”.

The issuance of the Notes included a 40% warrant coverage resulting in the Company receiving 15,324,571 warrants (“Warrants”). These warrants were classified by the Company as investments at FVTPL (Note 5).

The Company has allocated the gross investment of US$1,960,000 (CAD$2,638,500) to the Notes and warrants based on their respective fair values at initial recognition. At the time of issuance, the fair value of the Notes was CAD$2,464,000 (US$1,830,300) and the fair value of the warrants was CAD$174,500 (US$129,700).

7.	SECURED NOTES (continued)

The following table illustrates the movement in the Company’s secured notes for the period from August 14, 2023 to December 31, 2024:

Secured notes at August 14, 2023	$2,464,000
Revaluation of secured notes	33,599
Foreign exchange loss	(43,299)
Secured notes at December 31, 2023	$2,454,300
Revaluation of secured notes	140,786
Foreign exchange gain	222,468
Secured notes at December 31, 2024	$2,817,554

During the year ended December 31, 2024, the Company recognized $302,718 of interest income on the secured notes (December 31, 2023 - $114,434), of which $Nil was included in interest receivable at December 31, 2024 (December 31, 2023 - $75,322).